Exhibit 99.1

Tivity Health Announces Sale of Nutrition Business

Tivity Health to Become the Modern Destination for Healthy Living, with a Focus on Senior and Older Adult Fitness and Social Engagement Solutions Spanning In-Person and Digital Offerings at Scale

NASHVILLE, Tenn. (October 19, 2020) – Tivity Health, Inc. (NASDAQ: TVTY), a leading provider of fitness, social engagement, and nutrition solutions, today announced that it has entered into a definitive agreement with Kainos Capital, a leading food and consumer-focused private equity firm, under which Kainos Capital will acquire Tivity Health’s Nutrition Business, which includes Nutrisystem® and South Beach Diet®, for a purchase price of $575 million in cash.

“Following a comprehensive review of the Company’s strategy and core capabilities, our Board of Directors and management team concluded that divesting the Nutrition Business through this transaction will best enable Tivity Health to focus its management team, resources and investment on its core healthcare business, to drive long-term, sustainable growth and increase shareholder value,” said Anthony Sanfilippo, Chairman of the Board of Directors of Tivity Health.

Richard Ashworth, President and Chief Executive Officer of Tivity Health commented, “With our continued strong results and an improved balance sheet, we intend to be laser-focused on our Healthcare Business to drive robust growth, sustainable margins, and cash flow in a more streamlined and nimble business. Our Healthcare Business naturally benefits from Medicare Advantage tailwinds with the number of overall Medicare Advantage beneficiaries expected to grow by about 10% in 2021. During the pandemic, our leading brand, SilverSneakers®, proved to be trusted and versatile. Our new Wisely Well™ nutrition offering also provides needed nutrition to homebound seniors and we look forward to continuing to offer Wisely Well. SilverSneakers continues to be a national leader in senior fitness and provides a strong foundation to build innovative, high-quality digital offerings at scale. When we combine our assets with new digital capabilities and our long-standing customer relationships, we believe we are uniquely positioned to become the modern destination for healthy living for seniors and older adults.”

Tivity Health will use the divestiture proceeds to pay down debt, which will materially de-lever its balance sheet and provide significant additional financial flexibility to support the growth of its go-forward, focused Healthcare Business.

The transaction is expected to close in the fourth quarter of this year, subject to the receipt of regulatory approval and other customary closing conditions.

Tivity Health Announces Sale of Nutrition Business

October 19, 2020

Advisors

Lazard acted as the exclusive financial advisor to Tivity Health on the sale of its Nutrition Business and Bass Berry and Sims PLC served as legal counsel.

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About Tivity Health

Tivity Health® (Nasdaq: TVTY) is a leading provider of healthy life-changing solutions, including SilverSneakers®, Nutrisystem®, Prime® Fitness, Wisely Well™, South Beach Diet® and WholeHealth Living®. We are actively addressing the social determinants of health, defined as the conditions in which we work, live and play. From improving health outcomes to reversing the narrative on inactivity, food insecurity, social isolation and loneliness, we are making a difference and are transforming the way we do health. Learn more at TivityHealth.com.

About Kainos Capital

Kainos Capital is a middle market private equity firm with an exclusive focus on the food and consumer products sectors. The Kainos team has extensive investment and operating experience in the industry, having invested over $2 billion of equity in more than 70 transactions with a total transaction value in excess of $10 billion. The firm's strategy is to build a diversified portfolio of growing and strategically relevant food and consumer businesses that trade buyers would like to acquire. For more information, visit Kainos Capital's website at www.kainoscapital.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain statements that are “forward-looking” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, the Company’s statements regarding the announced divestiture of its Nutrition business, future opportunities and anticipated future performance. Readers of this press release should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the forward-looking statements. These risks and uncertainties include, among other things: the Company's ability to consummate the announced transaction on the terms set forth in the purchase agreement; the risk that the conditions to the consummation of the announced transaction may not be satisfied on the terms expected or on the anticipated schedule; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the failure to receive the anticipated benefits from the transaction; the risk of business disruption and customer loss (including, without limitation, difficulties in maintaining relationships with employees, customers or vendors); the risk that the Company’s expectations regarding the effect of the announced transaction on the Company’s leverage profile may not be achieved; risks related to diverting management attention from ongoing business

Tivity Health Announces Sale of Nutrition Business

October 19, 2020

operations; the outcome of any legal proceedings that may be instituted against the Company related to the transaction; the profitability for the Company’s healthcare business following consummation of the announced transaction; impacts from the COVID-19 pandemic (including the response of governmental authorities to combat and contain the pandemic and the closure of fitness centers in the Company’s national network) on the Company’s business, operations or liquidity; the risk that the significant indebtedness incurred in connection with the acquisition of Nutrisystem may limit the Company’s ability to adapt to changes in the economy or market conditions, expose the Company to interest rate risk for the variable rate indebtedness and require a substantial portion of cash flows from operations to be dedicated to the payment of indebtedness; the Company’s ability to service its debt, make principal and interest payments as those payments become due, and remain in compliance with its debt covenants; the risks associated with changes in macroeconomic conditions (including the impacts of any recession resulting from the COVID-19 pandemic), widespread epidemics, pandemics (such as the current COVID-19 pandemic) or other outbreaks of disease, geopolitical turmoil, and the continuing threat of domestic or international terrorism; the Company’s ability to collect accounts receivable from its customers and amounts due under its sublease agreements; the market’s acceptance of the Company’s new products and services; the Company’s ability to develop and implement effective strategies and to anticipate and respond to strategic changes, opportunities, and emerging trends in the Company’s industry and/or business, as well as to accurately forecast the related impact on the Company’s revenues and earnings; counterparty risk associated with the Company’s interest rate swap agreements; the Company’s ability to obtain adequate financing to provide the capital that may be necessary to support its current or future operations; the impact of any additional impairment of the Company’s goodwill, intangible assets, or other long-term assets; the risks associated with potential failures of the Company’s information systems, including as a result of telecommuting issues associated with the Company’s employees working remotely; the risks associated with data privacy or security breaches, computer hacking, network penetration and other illegal intrusions of the Company’s information systems or those of third-party vendors or other service providers, which may result in unauthorized access by third parties, loss, misappropriation, disclosure or corruption of customer, employee or the Company’s information, or other data subject to privacy laws and may lead to a disruption in the Company’s business, costs to modify, enhance, or remediate its cybersecurity measures, enforcement actions, fines or litigation against the Company’s, or damage to its business reputation; the impact of any new or proposed legislation, regulations and interpretations relating to Medicare, Medicare Advantage, Medicare Supplement, e-commerce, advertising, and privacy and security laws; the impact of a reduction in Medicare Advantage health plan reimbursement rates or changes in plan design; the Company’s ability to attract, hire, or retain key personnel or other qualified employees and to control labor costs; the risks associated with changes to traditional office-centered business processes and/or conducting operations out of the office in a work-from-home or remote model during adverse situations (e.g., during a crisis, disaster, or pandemic), which may negatively impact productivity and cause other disruptions to the Company’s business; the effectiveness of the reorganization of the Company’s business and the Company’s ability to realize the anticipated benefits; the Company’s ability to effectively compete against other entities, whose financial, research, staff, and marketing resources may exceed its resources; the impact of legal proceedings involving the Company and/or its subsidiaries, products, or services, including any claims related to intellectual property rights; the Company’s ability to enforce its intellectual property rights; the risks associated with deriving a significant concentration of revenues from a limited number of the Company’s healthcare business customers, many of whom are health plans; the Company’s ability and/or the ability of its healthcare business customers to enroll participants and to accurately forecast their level of enrollment and participation in the Company’s programs in a manner and within the timeframe anticipated by the Company; the Company’s ability to sign, renew and/or maintain contracts with its healthcare business customers and/or the Company’s fitness partner locations under existing terms or to restructure these contracts on terms that would not have a material negative impact on the Company’s results of operations; the ability of the Company’s health plan customers to maintain the number of covered lives enrolled in those health plans during the terms of the Company’s agreements; the Company’s ability to add and/or retain paid subscribers in its Prime Fitness program; the impact of severe or adverse weather conditions, the current COVID-19 pandemic, and the potential emergence of additional health pandemics or infectious disease outbreaks on member participation in the Company’s programs; the impact of healthcare reform on the Company’s business; and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the SEC. Except as required by law, the Company undertakes no obligation to update any such forward-looking statements to reflect new information, subsequent events or circumstances.

Tivity Health Contacts

Investors:

Tommy Lewis

investor.relations@tivityhealth.com

Westwicke Partners

tivity@westwicke.com

Media:

Jill Meyer

Jill.meyer@tivityhealth.com

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